UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27,2005

New Skies Satellites Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32495	98-0439657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

Over-Allotment Option Exercise

On May 27, 2005, New Skies Satellites Holdings Ltd. (the “Company”) issued a press release announcing that the underwriters of its recent initial public offering of 11,900,000 shares of common stock had exercised their over-allotment option to purchase an additional 1,784,100 shares of common stock from the Company at the initial public offering price of $16.50 per share.  Attached as Exhibit 99.1 hereto and incorporated herein by reference in its entirety is the press release issued by the Company on May 27, 2005.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company dated May 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Skies Satellites Holdings Ltd.

Date:	May 27, 2005

		By:	/s/ Thai E. Rubin
Name: Thai E. Rubin
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated May 27, 2005